UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

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DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-34299	31-1420852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 W. 120th Avenue

Westminster, Colorado  80234

(Address of principal executive offices, including zip code)

(303) 684-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of the Amended and Restated DigitalGlobe 2007 Employee Stock Option Plan.

On May 26, 2016, at the 2016 Annual Meeting of Shareowners (“Annual Meeting”) of DigitalGlobe, Inc. (“Company”), the Company’s shareowners approved amendments to the Amended and Restated DigitalGlobe 2007 Employee Stock Option Plan (“Plan”) to: (1) increase the limit on the number of shares of the Company’s common stock that may be delivered pursuant to awards granted under the Plan from 8,800,000 shares to 9,550,000 shares; (2) extend the expiration date of the authority to grant new awards under the Plan from April 8, 2022 to February 16, 2026; (3) provide for certain minimum vesting periods for options and stock appreciation right awards granted under the Plan; and (4) re-approve the material terms and conditions of the Plan that permit the Company to grant awards under the Plan that may qualify as “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. These amendments had previously had been approved, subject to shareowner approval, by the Company’s Board of Directors.

A summary of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2016.  That summary and the foregoing description of the Plan amendments approved at the Annual Meeting are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2016, the Company held its Annual Meeting. The Company previously filed with the U.S. Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each of the four proposals submitted to shareowners at the Annual Meeting.  The final results for the votes regarding each proposal are set forth below.

Proposal One: The Company’s shareowners elected each of the three Class I director nominees, each to serve for a three-year term expiring at the 2019 annual meeting of shareowners and until their respective successors are duly elected and qualified.  The votes regarding this proposal were as follows:

Name of Nominee	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
Nick S. Cyprus	54,079,698	285,674	195,133	5,791,809
L. Roger Mason, Jr.	54,149,850	215,131	195,524	5,791,809
Jeffrey R. Tarr	54,075,725	291,572	193,208	5,791,809

Proposal Two: The Company’s shareowners approved, on an advisory basis, the compensation of the Company’s named executive officers.  The votes regarding this proposal were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
53,615,543	734,115	210,847	5,791,809

Proposal Three: The Company’s shareowners ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The votes regarding this proposal were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
59,655,071	492,410	204,833	--

Proposal Four: The Company’s shareowners approved the Amended and Restated DigitalGlobe 2007 Employee Stock Option Plan.  The votes regarding this proposal were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
51,300,996	3,040,363	219,146	5,791,809

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit NumberDescription

Exhibit 10.1Amended and Restated DigitalGlobe, Inc. 2007 Employee Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2016	DIGITALGLOBE, INC.

	By:	/s/Daniel L. Jablonsky
Daniel L. Jablonsky
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit NumberDescription

Exhibit 10.1Amended and Restated DigitalGlobe 2007 Employee Stock Option Plan.